SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                         Security Exchange Act of 1934

                        Date of Report:  April 12, 1999



                       NEIMAN MARCUS FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)




                                   Delaware
                (State or other jurisdiction of incorporation)

            33-88098                                  04-2354838
      (Commission File Number)            (IRS Employer Identification Number)




                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                              Dallas, Texas 75201
                                (214) 761-2300

              (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

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Item 5:  Other Events

      The Monthly Servicer's Certificate for the Monthly Period ended March 31, 1999 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed April 12, 1999.

      The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 12, 1999


                        NEIMAN MARCUS FUNDING CORPORATION


                        By:     /s/ Paul F. Gibbons
                        Name:   Paul F. Gibbons
                        Title:  Vice President and Treasurer






















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                                 EXHIBIT INDEX


      EXHIBIT                                         SEQUENTIALLY
      NUMBER                  DESCRIPTION             NUMBERED PAGE


        99                    Monthly Servicer's           4
                              Certificate for the
                              Monthly Period ended
                              March 31, 1999








































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